UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 1, 2005
                _________________________________________________
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              _____________________________________________________
             (Exact name of Registrant as specified in its charter)


          Nevada                      0-14306                   84-0928627
_______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                   Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            ________________________________________________________
              (Address of principal executive offices)   (Zip Code)


                                 (303) 592-1010
             ______________________________________________________
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
       240.14a-12)
[ ]  Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under the  Exchange  Act  (17  CFR  240.14d-2(b))
[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                            SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

Brunetti DEC, LLC Files Bankruptcy

On March 1, 2005, Brunetti DEC, LLC ("Brunetti DEC"), a wholly-owned subsidiary of Intercell International Corporation ("the Registrant") filed for protection under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado .


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 2, 2005                   INTERCELL INTERNATIONAL
                                                   CORPORATION



                                           /s/ Paul H. Metzinger
                                           -------------------------------------
                                           Paul  H.  Metzinger,
                                           Chief Executive Officer and President


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